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                                                                    Exhibit 10.9

                           ALLIED RESEARCH CORPORATION
                        1992 EMPLOYEE STOCK PURCHASE PLAN

                  Allied Research Corporation, a Delaware corporation (the "Company"), hereby offers certain employees of the Company options to purchase shares of the Company's Common Stock upon the terms and conditions set forth herein.

                                    ARTICLE I

                                      Title

                  Section 1.01. This employee stock purchase plan shall be known as the Allied Research Corporation 1992 Employee Stock Purchase Plan (hereinafter, the "Plan").

                                   ARTICLE II

                                     Purpose

                  Section 2.01. The Plan is intended to provide an opportunity for eligible employees of the Company to share in the growth and prosperity of the Company through acquisition of the Company's Common Stock.

                                   ARTICLE III

                                   Definitions

                  Unless the context clearly otherwise requires, the following terms shall have the meanings set forth opposite them:

                  Section 3.01. The term "Board" shall mean the Board of Directors of the Company.

                  Section 3.02. The term "Business Day" shall mean each Monday through Friday except those holidays on which banks located in Baltimore, Maryland are generally closed for business.

                  Section 3.03. The term "Calendar Quarter" shall mean each January 1 - March 31, April 1 - June 30, July 1 - September 30 and October1 - December 31 period.


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                  Section 3.04. The term "Committee" shall mean the Compensation
Committee of the Board.

                  Section 3.05. The term "Common Stock" shall mean the $0.10 par value Common Stock of the Company.

                  Section 3.06. The term "Exercise Date" shall mean the last day of each Calendar Quarter, or if such day is not a Business Day, on the immediately preceding Business Day.

                  Section 3.07. The term "Employee" shall mean each current or future employee of the Company, any Parent or any Subsidiary (including officers and directors who are also employees).

                  Section 3.08. The term "Exercise Price" shall mean 85% of the closing price of the Common Stock on the Exercise Date as reported by the American Stock Exchange, Inc.

                  Section 3.09. The term "Gross Compensation" shall mean (i) for a Participant compensated on a salaried basis, the gross annual salary of the Participant for the then current calendar year and (ii) for a Participant compensated on a basis other than a salaried basis, the estimated gross annual compensation payable to such Participant during the then current calendar year, all as determined by the Committee.

                  Section 3.10. The term "Offering Date" shall mean the first day of each Calendar Quarter, or if such day is not a Business Day, on the immediately preceding Business Day.

                  Section 3.11. The term "Parent" shall mean any corporation having a relationship to the Company described in Section 424(e) of the Internal Revenue Code of 1986, as amended.

                  Section 3.12. The term "Participant" shall mean each Employee who has met the conditions for becoming a Participant as provided in Article IV hereof.

                  Section 3.13. The term "Pay Period" shall mean the periodic intervals at which the Company compensates the Employees, which Pay Period may be different for different classes of Employees.

                  Section 3.14. The term "Section 16 Participant" shall mean a Participant who is subject to the reporting and/or insider trading requirements of Section 16 of the Securities Exchange Act of 1934.


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                  Section 3.15. The term "Subsidiary" shall mean any corporation having a relationship to the Company described in Section 424(f) of the Internal Revenue Code of 1986, as amended.

                                   ARTICLE IV

                            Participation in the Plan

                  Section 4.01. Each Employee will be eligible to become a Participant effective as of each Offering Date except (i) customary employment with the Company or any Parent or any Subsidiary is for not more than five (5) months in any calendar year and (ii) Employees whose customary employment with the Company or any Parent or any Subsidiary is for twenty (20) hours or less per week.

                  Section 4.02. Upon becoming a Participant, the Participant shall be bound by the terms of this Plan, including any amendments hereto.

                  Section 4.03. An Employee may become a Participant by completing and forwarding to the Secretary of the Company, no later than 10 Business Days prior to the beginning of each Calendar Quarter, a "Payroll Deduction Authorization for Purchase of Allied Research Corporation Common Stock" in the form attached hereto as Exhibit A (the "Authorization"). The Authorization will authorize regular payroll deductions from the Participant's compensation throughout the immediately following Calendar Quarter. All such payroll deductions will be deposited in a separate Company bank account (the "Account") and used to purchase shares of Common Stock as set forth in Article VII hereof.

                  Section 4.04. The minimum amount which may be designated by a Participant for payroll deduction for purposes of participation in the Plan shall be $10.00 per Pay Period. The maximum amount which may be designated in any calendar year by a Participant for payroll deduction in the Plan shall be 15.0% of the Participant's Gross Compensation.

                  Section 4.05. Section 16 Participants who cease participation in the Plan may not participate again for at least six (6) months.

                  Section 4.06. The Participants shall not be entitled to any interest on funds maintained in the Account.



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                                    ARTICLE V

                           Shares Subject to the Plan

                  Section 5.01. The aggregate number of shares which may be issued under the Plan as a result of the exercise of Options is 525,000 shares of the Company's Common Stock.

                                   ARTICLE VI

                                Grant of Options

                  Section 6.01. On each Offering Date, each Participant who has timely complied with the provisions of Section 4.03 hereof shall automatically be granted an option to purchase shares of the Common Stock as set forth in this
Article VI (an "Option").

                  Section 6.02. Each Option shall entitle the Participant to purchase the number of whole shares of Common Stock computed as set forth in
Section 7.01 hereof.

                  Section 6.03. Each Option shall be exercisable as of the last day of the Calendar Quarter in accordance with the provisions of Article VII hereof.

                                   ARTICLE VII

                               Purchase of Shares

                  Section 7.01. Subject to the provisions of this Article VII, on each Exercise Date, the Company shall issue and sell and each Participant shall purchase the whole number of shares of Common Stock computed by dividing the amount withheld from said Participant's compensation throughout the Calendar Quarter by the Exercise Price. The Company shall apply the amount withheld from each Participant's compensation throughout the Calendar Quarter and deposited in the Account to the purchase price for said shares of Common Stock. Notwithstanding the foregoing: (i) in no event may a Participant purchase shares of Common Stock hereunder if such purchase would result in the then current calendar year in granting the Participant the right to purchase stock under all employee stock purchase plans of the Company or any Parent or any Subsidiary at a rate which exceeds $25,000 of fair market value of such stock (determined at the time such option is granted); (ii) in no event may a Participant purchase shares of Common Stock hereunder if such Participant, immediately after the purchase, would own stock possessing 5% or more of the total combined voting power or value of all classes of stock of the Company or any Parent or any Subsidiary as computed pursuant to the provisions of


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Section 423 of the Internal Revenue Code of 1986, as amended; and (iii) if the total number of shares of Common Stock to be purchased by all Participants exceeds the number of shares of Common Stock remaining authorized for issuance hereunder (the "Remaining Shares"), such Participant shall be entitled to purchase only the number of shares computed by multiplying the Remaining Shares by a fraction, the numerator of which is the amount of compensation withheld hereunder from such Participant's compensation in the then current Calendar Quarter and the denominator of which is the aggregate amount of compensation withheld from all Participants in the then current Calendar Quarter.

                  Section 7.02. Any amount withheld from a Participant's compensation in a Calendar Quarter which is not applied to the purchase of Common Stock because of the limitations set forth in Section 7.01, because such funds are insufficient to purchase a whole share of Common Stock or for any other reason (i) shall be maintained in the Account for use in the immediately succeeding Calendar Quarter if the Participant has properly filed an Authorization for said immediately succeeding Calendar Quarter.

                  Section 7.03. All purchases of Common Stock pursuant to the Plan shall be funded from payroll deductions deposited into the Account pursuant to properly completed Authorizations. Participants may not (i) make separate deposits into the Account or (ii) otherwise contribute funds to purchase shares of Common Stock hereunder.

                  Section 7.04. Within thirty (30) days after the end of each Calendar Quarter, the Company shall issue to each Participant a stock certificate evidencing the number of shares of Common Stock purchased by the Participant on the last day of the preceding Calendar Quarter. The certificates will be registered in the name of the Participant, or, if the Participant so directs by written notice to the Company prior to the Exercise Date, in the names of the Participant and one such other person as may be designated by the participant, as joint tenants with rights of survivorship, to the extent permitted by applicable law.

                  Section 7.05. A Participant may terminate his participation in the Plan at any time in any Calendar Quarter by providing the Company written notice of said termination in the form attached hereto as Exhibit B. In the event of such termination, the Company shall pay to said Participant, within 30 days for the Company's receipt of the termination notice, the amount of compensation withheld from said Participant throughout the Calendar Quarter, without interest.


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                  Section 7.06. In the event of: (i) the death of a Participant;
(ii) the retirement of a Participant from all positions of employment held by the Participant with the Company, any Parent or any Subsidiary; or (iii) the termination of all positions of employment held by the Participant with the Company, any Parent or any Subsidiary for any other reason, the Participant's participation in the Plan shall immediately cease. In such event, the Company shall pay to the Participant (or to the Participant's legal representative), within 30 days of the death, retirement or termination, the amount of compensation withheld from said Participant throughout the Calendar Quarter, without interest.

                                  ARTICLE VIII

                                 Administration

                  Section 8.01. The Plan shall be administered by the Committee. Any rules, regulations or procedures that may be necessary for the proper administration or functioning of the Plan that are not provided in the plan may be promulgated and adopted by the Committee. All determinations of the Committee concerning the administration and interpretation of the Plan shall be binding and conclusive on the Company and the Employees.

                                   ARTICLE IX

                                  Miscellaneous

                  Section 9.01. The Board may, at any time or from time to time, terminate the Plan, or amend the Plan in any respect, except that, without the approval of the stockholders of the Company, no amendment may (i) increase the number of shares reserved under the Plan as provided in Section 5.01 hereof or
(ii) amend the definition of "Employee" set forth in Section 3.07 hereof or otherwise amend the designation of corporations whose employees may be offered Options hereunder.

                  Section 9.02. All Article headings in this plan are inserted for convenience of reference only and are not to be used in the construction of any provisions hereof.

                  Section 9.03. The Plan shall be construed in accordance with the laws of the State of Delaware.


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                   Section 9.04. The Options granted hereunder are not
transferable by the Participants otherwise than by will or the laws of descent or distribution, and are exercisable during the Participant's lifetime only by such Participants.

                   Section 9.05. The Plan is intended to be an employee stock purchase plan qualified under Section 423 of the Internal Revenue Code of 1986, as amended, and all of the provisions of the Plan shall be interpreted so as to cause the Plan to be an employee stock purchase plan qualified under Section 423 of the Internal Revenue Code of 1986, as amended.

                   Section 9.06. Any notice which the Company or any Participant may be required or permitted to give hereunder shall be in writing, and shall be delivered personally or by first class mail, postage prepaid, addressed as follows: if to the Company, to Allied Research Corporation, 8000 Towers Crescent Drive, Suite 260, Vienna, Virginia 22182, Attention: Secretary, or to such other address as the Company by notice to the Participants may designate in writing from time to time; and if to the Participants, to the addresses shown on the records of the Company, or to such other address as any Participant by notice to the Company may designate in writing from time to time.

                   Section 9.07. No Participant shall have any rights as a shareholder with respect to any shares of Common Stock subject to Option prior to the issuance to him or her of a certificate or certificates for such shares.

                   Section 9.08. The Plan and all Options granted under the Plan shall not confer upon any Participant any right with respect to continuance of employment by the Company or any Parent or any Subsidiary, nor shall the Plan or any Option granted under the Plan interfere in any way with the right of the Company or any Parent or any Subsidiary to terminate any Participant's employment at any time.

                   Section 9.09. All references made in the Plan in the neuter, masculine or feminine gender shall be deemed to have been made in all such genders.

                   Section 9.10. The proceeds received by the Company from the sale of the Common Stock hereunder shall be used for general corporate purposes.

                   Section 9.11. In the event that the outstanding shares of the Common Stock are hereafter increased or decreased or changed into or exchanged for a different number or kind of shares or other securities of the Company or of another corporation, by reason of reorganization, merger, consolidation, recapitalization, reclassification, stock split, reverse stock split,


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combination of shares or dividend payable in corporate shares, appropriate adjustments shall be made by the Board to the number and kind of shares which may be issued.

                  Section 9.12. In the event the Plan is not approved by the Company's stockholders prior to June 15, 1993, the Plan shall be null and void. In such an event, the Company shall repay all amounts paid by Participants for Common stock purchased hereunder and all such Participants shall return all certificates evidencing such shares so repurchased. The Company shall cause a legend to be placed on all certificates issued prior to the date of stockholder approval of the Plan prohibiting transferability of the relevant shares of Common Stock pending stockholder approval.

                  Section 9.13. The term of the Plan shall commence as of the date the Plan is approved by the Board and shall terminate on the earlier of (i) the issuance and sale of all of the shares of Common Stock set forth in Section
5.01 hereof, (ii) December 31, 2012 or (iii) the failure of the stockholders of the Company to approve the Plan by June 15, 1993 as required by Section 9.12 hereof.


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                                                                       EXHIBIT A

                         PAYROLL DEDUCTION AUTHORIZATION

                   FOR PURCHASE OF ALLIED RESEARCH CORPORATION

                                  COMMON STOCK

                  This Payroll Deduction authorization for Purchase of Allied Research Corporation Common Stock is executed and delivered by the undersigned in connection with the Allied Research Corporation 1992 Employee Stock Purchase Plan (the "Plan"). All undefined capitalized terms contained herein shall have the same meanings as set forth in the Plan. In accordance with the provisions of the plan, which provision are incorporated herein by reference, the undersigned desires to participate in the Plan as follows:

                  1. The undersigned desires to participate in the Plan in the
                     Calendar Quarter commencing February 1, 1993, January 1, 20__, April 1, 20__, July 1, 20__, or October 1, 20__.

                           (Complete and Circle One)

                  2. The undersigned desires to authorize regular payroll
                     deductions from his/her compensation throughout the above-designated Calendar Quarter equal to $_________ per Pay Period.

                  3. The undersigned represents to the Company that his/her
                     Gross Compensation for the current calendar year shall be $______________.

                  4. The undersigned represents to the Company that he/she has purchased the following number of shares of the Company's Common Stock during the current calendar year pursuant to the plan or any other employee stock purchase plan of the
                     Company:

                                               Date              Date Shares
                     Number of Shares          Option Granted    Purchased
                     ----------------          --------------    ------------





                  5. The undersigned represents to the Company that he/she owns the following number of shares of the Company's Common
                     Stock: _____________ shares.





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                  6. The undersigned represents to the Company that he/she owns options for the following number of shares of the Company's Common Stock:

                                   _____________ shares

                  7. The undersigned agrees to participate in the Plan in
                     accordance with all of the provisions of the Plan as the same may from time to time be amended.

                  8. The undersigned desires to participate in the Plan in all succeeding calendar quarters unless and until the undersigned notifies the Company of the undersigned's desire to cease such participation. (Please initial if you desire to elect such continuous participation _______).


                                            ____________________________________
                                            Name of Participant
                                            (Please Print)

Date:  _________________________            ____________________________________
                                            Signature of Participant


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                                                                       EXHIBIT B

                         TERMINATION OF PARTICIPATION IN

                    ALLIED RESEARCH CORPORATION 1992 EMPLOYEE

                               STOCK PURCHASE PLAN

                   This Termination of Participation in Allied Research Corporation 1992 Employee Stock Purchase Plan is executed and delivered by the undersigned in connection with the Allied Research Corporation 1992 Employee Stock Purchase Plan (the "Plan"). All undefined capitalized terms contained herein shall have the same meanings as set forth in the Plan. In accordance with the provisions of the Plan, which provisions are incorporated herein by reference, the undersigned desires to terminate his/her participation in the Plan as follows:

                  1. The undersigned has executed and delivered a Payroll
                     Deduction Authorization for Purchase of Allied Research Common Stock form (the "Authorization") to participate in the Plan in the Calendar Quarter commencing January 1, 20__, April1, 20__, July 1, 20__, or October 1, 20__.

                                 (Complete and Circle One)

                  2. The undersigned desires to terminate his/her participation in the Plan effective immediately and desires a return of the amount of compensation withheld during the Calendar Quarter set forth in paragraph 1 hereof in accordance with the terms of the Plan.


                                            ____________________________________
                                            Name of Participant
                                            (Please Print)

Date:  _________________________            ____________________________________
                                            Signature of Participant

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